UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 West Main Street, Dothan, Alabama 36301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (334) 677-2108

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 18, 2007, Movie Gallery, Inc. (the “Company”) issued a press release announcing that on October 16, 2007 it received notification from The Nasdaq Stock Market indicating that its common stock will be delisted from the Nasdaq Stock Market in light of the Company’s filing for protection under Chapter 11 of the U.S. Bankruptcy Code and concerns about the Company’s ability to sustain compliance with all of Nasdaq’s listing requirements. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Trading in the Company’s common stock will be suspended at the opening of business on October 25, 2007 unless the Company requests an appeal of Nasdaq’s delisting decision. The Company does not intend to appeal Nasdaq’s delisting decision and expects that its common stock will continue to trade on the OTC Bulletin Board or in the so-called “Pink Sheets” following October 25, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 18, 2007.

Forward-Looking Statements

To take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this current report on Form 8-K contains forward-looking statements, including descriptions of the Company’s proposed strategic and restructuring alternatives and liquidity outlook that are based upon the Company’s current intent, estimates, expectations and projections and involve a number of risks and uncertainties. Various factors exist which may cause results to differ from these expectations. These risks and uncertainties include, but are not limited to, the risk factors that are discussed from time to time in the Company’s SEC reports, including, but not limited to, the Company’s annual report on Form 10-K for the fiscal year ended January 1, 2006 and subsequently filed quarterly reports on Form 10-Q. In addition to the potential effect of these ongoing factors, the Company’s liquidity outlook is subject to change based upon the Company’s operating performance and changes in the availability of credit from the Company’s suppliers, and there can be no assurance regarding the Company’s ability to complete any restructuring or other transaction. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: October 18, 2007

	BY:	/s/ Thomas D. Johnson, Jr.
Thomas D. Johnson, Jr.
Executive Vice President, Chief Financial Officer

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